SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ? 240.14a-12

                                EZJR, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

                                  EZJR, INC.
                            3415 Ocatillo Mesa Way
                         North Las Vegas, NV  89031


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on August 11, 2009


To the Stockholders of EZJR, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of EZJR, Inc., a Nevada corporation (the "Company"), will be held on Tuesday, August 11, 2009 at 11:00 a.m. Pacific Daylight Time, at the Company's corporate counsel's offices, the Law Offices of Thomas C. Cook, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107 the following purposes:

   1. To re-elect the Board to serve until the 2010 annual meeting of stockholders or until their successors are duly elected and qualified;

   2. Ratification of Moore & Associates, Chartered as independent auditors;

   3. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about the Company and its officers and directors. The Board of Directors has fixed the close of business on July 22, 2009 as the record date and only holders of record of the Company's common stock as of the close of business July 22, 2009 are entitled to receive this notice and to vote at this Annual Meeting and at any adjournments or postponements thereof.

                                 By Order of the Board of Directors

                                 /s/ T. J. Jesky
                                 -------------------------------------
                                     T. J. Jesky
                                     President and Chief Executive Officer

Las Vegas, NV
Date:  July 22, 2009


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 EZJR, INC.
                            3415 Ocatillo Mesa Way
                         North Las Vegas, NV  89031


                               PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of EZJR, Inc., a Nevada corporation (the "Company"), will be held on Friday, August 11, 2009 at 11:00 a.m. Pacific Daylight Time, at the Company's corporate counsel's offices, the Law Offices of Thomas C. Cook, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107 the following purposes: for the purposes set forth in the notice attached to this proxy statement.
This proxy statement and accompanying proxy card are first being mailed to you on or about July 22, 2009.


                       GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares on July 22, 2009, the record date. At the close of business on the record date, 10,873,750 shares of common stock. Shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by,
T. J. Jesky, Secretary, who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present. A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal. Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.


Solicitations and Voting of Proxies
-----------------------------------

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders. If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof. The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting. If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct. If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies
-----------------------

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Any written notice of revocation or subsequent Proxy should be delivered to EZJR, Inc. 3415 Ocatillo Mesa Way North Las Vegas, NV 89031, Attention: Secretary, or hand-delivered to the Secretary of EZJR, Inc. at or before the taking of the vote at the Annual Meeting.


DISSENTERS - RIGHTS OF APPRAISALS
---------------------------------

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.


Expenses of Solicitation
------------------------

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you. We will reimburse our transfer agent for its out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $20,000. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. We will not pay our employees additional compensation for contacting you.

                    PROPOSAL NO. 1:  ELECTION OF DIRECTORS
                    --------------------------------------

The Board of Directors
----------------------

The Company's business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominee for re-election
one director who is currently serving on the Board.    See "Nominee for
Director" below for profiles of the nominee. After the election of the directors at the Annual Meeting, the Company's Board will have one director.

The Board believes that re-electing this incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company's affairs accumulated during his tenure.

The nominee has indicated a willingness to continue serving as a director if elected, but if he should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

Nominee to the Board
--------------------

The director nominee, and his age as of the date of the Annual Meeting, his position at the Company, and the period during which they have served as a director of the Company are set forth in the following table and paragraphs:





Name              Age   Principal Occupation                   Director Since
----------------  ---   -------------------------------------  --------------
T. J. Jesky       62    President and Chief Executive Officer  2006


Biography of T. J. Jesky
------------------------

The Company is managed by T J Jesky, who has 22-years experience in the pharmaceutical industry. He is a former Division Manager for Procter & Gamble Pharmaceuticals. He began his pharmaceutical career in 1973 with Norwich Pharmacal, whose headquarters were based in Norwich, New York. This company subsequently changed its name to Norwich Eaton, and in 1981 it was purchased by Procter & Gamble. Norwich Eaton subsequently changed its name to Procter & Gamble Pharmaceuticals. Mr. Jesky held various positions in the company, including but not limited to: District Manager, Key Account Manager, Hospital Manager, Region Manager, Division Manager for U.S., Canada and Puerto Rico. He resigned from Procter & Gamble in 1995. He became President, CEO and sole stockholder of Studebaker's, Inc. a restaurant/ nightclub and real estate holding company in Arizona. He privately sold this business in 1997. In 1997 through 1998, he owned and operated a restaurant consulting business, named Ionosphere, Inc. In 1998, he resigned from the Company when it was acquired by Axonyx, Inc., which eventually became listed on NASDAQ National Market. From 1996 through 1999 he was President and Chairman of the Board of Boppers Holdings, Inc., a Nevada Corporation real estate business; he resigned from the Company when it was acquired by e-Smart Technologies, Inc. which is currently listed on the Pink Sheets. In August, 1998, Mr. Jesky founded Barrington Laboratories, Inc., he resigned from the Company when it was acquired by ModernGroove Entertainment, in January, 2001 and subsequently acquired by Immediatek, Inc. From February, 2000 to March, 2007, he held the position as President/Director of Eaton Laboratories, Inc. In March, 2007, Eaton Laboratories was acquired by Hydrogen Hybrid Technologies, Inc, a Canadian-based firm which is currently traded under the stock symbol HYHY. From inception to present, he has held the position as President/ Director of IVPSA Corporation. IVPSA Corporation was a subsidiary of Eaton Laboratories. IVPSA Corporation subsequently acquired EZJR, Inc.

Vote Required

The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for the nominee director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, of the above-mentioned nominee. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

Stockholder Nomination of Director Candidates
---------------------------------------------

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies the provisions contained in our Bylaws. Article II,
Item 7 of our By-laws state that a Quorum is necessary to conduct the annual meeting. It states:

"QUORUM. The quorum at any annual of special meeting of stockholder shall consist of stockholders representing, capital stock of the corporation entitled to vote at such meetings, except as otherwise specifically provided by law or in the Articles of Incorporation. If a quorum is not present at a properly called stockholders' meeting, the meeting shall be adjourned by then present and an additional and further notice sent to all stockholders notifying them of the adjournment of the meeting and the date and time and place of the adjourned meeting. At such adjourned meeting. At such adjourned meeting, at which a quorum is present or represented, business may be transacted which might have been transacted at the meeting as originally notified."

Article II, Item 12 of our Bylaws specify informal actions by shareholders may take place without prior notice at the annual meeting. The Article states:

"INFORMAL ACTION BY SHAREHOLDERS.  Unless otherwise provided in the
Nevada Corporate Law, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, and unless the unanimous written consent of all shareholders has been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting."

Communications with the Board of Directors
------------------------------------------

Any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: The Board of Directors, EZJR, Inc., 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031.


Director Attendance at Annual Meetings
--------------------------------------

The Company encourages, but does not require, its director to attend annual Stockholders' meetings.

Board Meetings
--------------

During the most recent full fiscal year for the Company, the Board met two times. Since the Board of Directors only has one member, there was full attendance at each meeting.

Standing and Other Operating Committees of the Board
----------------------------------------------------

The Company has no standing or operating committees of the Board.



    PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
    --------------------------------------------------------------------

Subject to ratification by the shareholders, the Board has selected Moore & Associates, Chartered to audit the financial statements of the Company for the fiscal year ending June 30, 2008 and the year ending June 30, 2009.
Moore & Associates, Chartered has been the Company's auditors, since
August 14, 2006 (date of inception). As such, management has a good working relationship with Moore & Associates, Chartered. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of Moore & Associates, Chartered.

A representative of Moore & Associates, Chartered is not expected to be present at the Annual Meeting of Shareholders.

Audit Fees
----------

We incurred aggregate fees and expenses of $9,000 over the last three years from our independent registered public accounting firm, Moore & Associates, Chartered for the fiscal years 2008 and 2007 annual audit and for review of EZJR, Inc.'s consolidated financial statements included in its Forms 10-QSB for the 2008 and 2007 fiscal years.

Audit-Related Fees
------------------

Moore & Associates, Chartered did not bill the Company for any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements which are not disclosed above.

Tax Fees
--------

Moore & Associates, Chartered did not bill the Company for professional services rendered for tax compliance, tax advice, and tax planning in fiscal year ending June 30, 2009.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

Moore & Associates, Chartered did not perform any information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2009.

All Other Fees
--------------

There were no other fees billed to the Company by Moore & Associates, Chartered through June 30, 2009.


Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                        RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOORE & ASSOCIATES, CHARTERED AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2010.


The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                   REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Board as a whole sits as the Finance and Audit Committees and oversees the Company's financial reporting process on behalf of the Board of Directors. The Company does not have audit committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Moore & Associates, Chartered is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of July 22, 2009 by
(i) each person who is known by us to own beneficially more than 5% of common stock, (ii) our sole officer/director, acting in such capacities as of June 30, 2009, (iii) each of our directors and (iv) all of our current officers and directors as a group.

The percentage of shares beneficially owned is based on 10,873,750 shares of common stock outstanding as of July 22, 2009. Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of June, 2009 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of 5% or more of our voting Common Stock. Except as noted the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants. Percentage ownership information is based on 10,873,750 shares of Common Stock outstanding as of the date of this Proxy Statement.


                                                     Amount
Title     Name and Address                           of shares      Percent
of        of Beneficial                              held by          of
Class     Owner of Shares         Position           Owner          Class(1)
----------------------------------------------------------------------------
Common     T J Jesky (2)          Pres./Director     4,000,000       36.7%
Common     Mark DeStefano (3)     Shareholder        3,500,000       32.2%
---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 person)                               4,000,000       36.7%

(1) The percentages listed in the Percent of Class column are based upon 10,873,750 issued and outstanding shares of Common Stock.
(2)  T J Jesky, 2235 E. Flamingo, Suite 114, Las Vegas, NV 89119.
(3)  Mark DeStefano, 500 N. Rainbow, Suite 300, Las Vegas, NV  89107.


Persons Sharing Ownership of Control of Shares
----------------------------------------------

The following own or share the power to vote five percent (5%) or more of the Company's securities: T. J. Jesky - founder and Chairman of the Board, and Mark DeStefano, major shareholder. We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the U. S. Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.


EXECUTIVE COMPENSATION AND RELATED INFORMATION

Our compensation and benefits program is designed to attract, retain and motivate employees to operate and manage our company for the best interests of its constituents. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. The compensation philosophy is based on equity rather than cash.


SUMMARY COMPENSATION TABLES
                       ------------------------------------------------------
                                      Annual Compensation
                       ------------------------------------------------------
                    Year                                             Common
     Name and       Ending                           Other Annual     Stock
Principal Position  June 30 Salary ($)    Bonus ($)  Compensation   Awards
                                                                    In Shares
-----------------------------------------------------------------------------
T. J. Jesky
    Chairman of the Board
    President/CEO
                   2009     -0-           -0-         -0-               -0-
                   2008     -0-           -0-         -0-               -0-
                   2007     -0-           -0-         -0-               -0-
-----------------------------------------------------------------------------

Long Term Compensation Table


                     --------------------------------------------------------
                                      Long Term Compensation
                     --------------------------------------------------------
                                    Awards             Payouts
                     --------------------------------------------------------
                      Restricted  Stock Securities      LTIP     All Other
Name and Principal    Award(s)($) Underlying Options/   Payouts  Compensation
     Position      Year           SARs(#)               ($)      ($)
-----------------------------------------------------------------------------
T. J. Jesky
    Chairman of the Board
    President/CEO
                   2009    -0-           -0-                -0-       -0-
                   2008    -0-           -0-                -0-       -0-
                   2007    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------

The Company does not have any employment agreements with its executive officers.


EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

DIRECTOR COMPENSATION

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent director a fee for their attendance at board and committee meetings. We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors and committee meetings.


Equity Compensation Plans Information
-------------------------------------

The Company does not have any stock option plans or warrants or any other equity compensation plans in place.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon the review of the Forms 3, 4 and 5 furnished to the Company and certain representations made to the Company, the Company believes that during 2009, all members of the Board of Directors, our executive officers and person(s) who hold more than 10% of our outstanding common stock did not timely file but did file all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of the Company.


                            PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

                STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Deadline for receipt of stockholder proposals for the 2010 Annual Meeting of Stockholders

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2010 Annual Meeting of Stockholders must be received no later than May 31, 2010.

                               ANNUAL REPORT

The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                       By Order of the Board of Directors

                                       T. J. Jesky
                                       President/CEO

July 22, 2009

                                 PROXY
                               EZJR, Inc.
                            3415 Ocatillo Mesa Way
                         North Las Vegas, NV  89031

          Proxy for Annual Meeting of Stockholders on August 11, 2009
           This Proxy is Solicited on Behalf of the Board of Directors

The Undersigned hereby appoints _______________________[Name] as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of EZJR, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 11, 2009, commencing at 11:00 a.m. Pacific Daylight Time, at the Company's corporate counsel's offices, the Law Offices of Thomas C. Cook, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107 or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company; and (2) accompanying Proxy Statement, for the fiscal year ended June 30, 2009.

      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

Proposal 1. - Election of Directors          FOR        WITHHOLD     ABSTAIN

    Nominees:
    T. J. Jesky                              [ ]           [ ]         [ ]

Proposal 2. - Ratification of Auditor        FOR        WITHHOLD     ABSTAIN

    Proposal to ratify of Moore & Associates, Chartered
    as Independent Auditors for the year ending
    June 30, 2010                            [ ]           [ ]         [ ]

3. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

The board of directors recommends you vote "FOR" each of the above proposals.

This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2009

SIGNATURE _______________________________________________________

NAME (PRINTED) __________________________________________________

TITLE ___________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.


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